UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 23, 2024

Oaktree Acquisition Corp. III Life Sciences

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42383	98-1799512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)

+1 (213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	OACCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OACC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OACCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2024, the Registration Statement on Form S-1 (File No. 333-282508) (as amended, the “Registration Statement”) relating to the initial public offering (the “IPO”) of Oaktree Acquisition Corp. III Life Sciences (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On October 25, 2024, the Company consummated the IPO of 17,500,000 units of the Company (the “Public Units”), each Public Unit being comprised of one Class A ordinary shares, $0.0001 par value per share (the “Public Shares”) and one-fifth of one redeemable warrant, each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement) (the “Public Warrants”). The underwriters have a 45-day option from the date of the final prospectus relating to the IPO to purchase up to 2,625,000 additional Public Units to cover over-allotments, if any. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $175,000,000. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated October 23, 2024, among the Company and Jefferies LLC, Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule A therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Private Placement Units Purchase Agreement, dated October 23, 2024, between the Company and Oaktree Acquisition Holdings III LS, LLC (the “Sponsor”), pursuant to which the Sponsor purchased 550,000 units in a private placement (the “Private Placement Units”), each Private Placement Unit being comprised of one Class A ordinary share, $0.0001 par value per share (the “Private Placement Shares”) and one-fifth of one warrant, each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement) (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”);

•

an Investment Management Trust Agreement, dated October 25, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Warrant Agreement, dated October 25, 2024, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

•

a Registration and Shareholder Rights Agreement, dated October 25, 2024, among the Company and the Sponsor of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for certain permitted transferees of the Sponsor, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

Letter Agreement, dated October 23, 2024, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any ordinary shares held by him, her or it in favor of the Company’s initial business combination (subject to the limitations of applicable securities laws); to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

an Administrative Services and Indemnification Agreement, dated October 25, 2024, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $25,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation and pursuant to which the Company has agreed to indemnify the Sponsor and its affiliates, including Oaktree Capital Management, L.P. and its affiliates, from any liability arising with respect to their activities in connection with the Company’s affairs, as described in more details in the Administrative Services and Indemnification Agreement.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 4.1, 10.3, 10.4 and 10.5, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Concurrently with the consummation of the IPO and the issuance and sale of the Public Shares, the Company consummated the private placement of 550,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating total proceeds of $5,500,000. The Private Placement Units purchased by the Sponsor are substantially similar to the Public Units, except that they and the securities included therein will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination, subject to certain limited exceptions. Further, the Private Placement Warrants included in the Private Placement Units are identical to the Public Warrants sold in this offering, subject to certain limited exceptions, as described in the Registration Statement. None of the Private Placement Warrants will be redeemable by the Company. Each Private Placement Share included in each Private Placement Unit will not have any redemption rights or be entitled to liquidating distributions from the trust account if the Company does not consummate an initial business combination.

Item 5.03. Amendments to Memorandum and Articles of Association.

On October 23, 2024 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association are filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Event.

On October 23, 2024, the Company issued a press release announcing the pricing of the IPO. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement among the Company and Jefferies LLC, Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Units Purchase Agreement between the Company and the Sponsor

10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement among the Company, the Sponsor and certain other equityholders named therein

10.4	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors

10.5	Administrative Services and Indemnification Agreement between the Company and the Sponsor

99.1	Press Release, dated October 23, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2024	OAKTREE ACQUISITION CORP. III LIFE SCIENCES

	By:	/s/ Zaid Pardesi
	Name:	Zaid Pardesi
	Title:	Chief Executive Officer

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